UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 7, 2018
___________
DIAMONDBACK ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-35700 (Commission File Number)	45-4502447 (I.R.S. Employer Identification Number)
500 West Texas Suite 1200 Midland, Texas (Address of principal executive offices)		79701 (Zip code)
(432) 221-7400 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 7, 2018, Diamondback Energy, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) at 1200 N Walker Ave, Oklahoma City, Oklahoma. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 27, 2018. The following is a brief description of each matter voted upon and the results of such voting, including the number of votes cast for each matter and the number of votes cast against, abstentions and broker non-votes, if applicable, with respect to each matter.

Proposal 1

Steven E. West, Travis D. Stice, Michael L. Hollis, Michael P. Cross, David L. Houston, Mark L. Plaumann and Melanie M. Trent were elected to continue to serve as the Company’s directors until the 2019 Annual Meeting of Stockholders and until their respective successors are elected. The results of the vote on Proposal 1 were as follows:

Name of Nominee	For	Against	Abstain	Non-Votes
Steven E. West	88,118,710	1,231,065	233,083	3,204,250
Travis D. Stice	88,593,707	766,906	222,245	3,204,250
Michael L. Hollis	87,876,540	1,473,861	232,457	3,204,250
Michael P. Cross	87,810,482	1,489,711	282,605	3,204,250
David L. Houston	87,624,298	1,676,437	282,123	3,204,250
Mark L. Plaumann	87,939,575	1,361,060	282,223	3,204,250
Melanie M. Trent	88,884,437	466,424	231,997	3,204,250

Proposal 2

The Company’s stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. The results of the vote on Proposal 2 were as follows:

For	Against	Abstain	Non-Votes
87,642,911	1,692,238	247,709	3,204,250

Proposal 3

The appointment of Grant Thornton LLP as the Company’s independent auditors for the fiscal year ending December 31, 2018 was ratified. The results of the vote on Proposal 3 were as follows:

For	Against	Abstain	Non-Votes
91,794,179	750,088	242,841	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date:	June 11, 2018
		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Executive Vice President and Chief Financial Officer